UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/17 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at June 30, 2017:
$262,305,254
Portfolio Composition at June 30, 2017:
(Percentage of Total
Net Assets)

Cash & Other
Assets — Net 3.6%
Fixed Income 23.7%
Equity 72.7%

An Update from Fund Management (unaudited)
PRESIDENT'S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the ‘‘Fund’’), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2017.
The six months ended June 30, 2017 were positive for the Fund on an absolute basis and relative to its benchmark index. Further, the Fund outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2017 (allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 17% of its peer category for each of these time periods.
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2017, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of slow economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) averaged 1.4%, which was weaker than the 2.1% growth rate registered in the fourth quarter of 2016. This weaker number was due primarily to a drop in federal, state and local government spending along with a deceleration in imports. Second quarter GDP is expected to be better, around 2% or somewhat higher. During the semi-annual period, the labor market was a source of strength. U.S. unemployment declined from 4.7% to 4.4%, considered near full employment. Nonfarm payroll gains averaged 180,000 for the semi-annual period, strong but slightly less than the 186,000 per month on average in 2016. However, average hourly earnings declined from a 2.9% to a 2.5% growth rate, below the peak of previous economic expansions. Manufacturing was an additional source of strength to the U.S. economy, improving throughout the first half of 2017. Inflation, as measured by the Consumer Price Index (CPI) was lower than expected, as energy and consumer prices fell and wage growth remained muted. More specifically, headline CPI rose 1.6% year over year before seasonal adjustment as of June 2017, a figure that has been declining rather steadily since February 2017, when it was 2.7%. Core inflation, which excludes food and energy, was up 1.7% in June 2017 from a year earlier. While the food segment of the CPI increased 0.9% during the 12 months ended June 30, 2017, the energy segment of the CPI rose 2.3% over the same 12-month span. However, notably, the energy segment of the CPI decreased in four of the six months of the semi-annual period, most recently declining 2.7% in May 2017 and 1.6% in June 2017.
Based in large part on the U.S. Federal Reserve’s (the Fed) view that the low unemployment rate would trigger wage inflation, the Fed embarked on a path of tightening monetary policy, raising the targeted federal funds rate twice during the semi-annual period — in March and June 2017 — by 25 basis points each, bringing it to a range of 1.00% to 1.25% by the end of the semi-annual period. (A basis point is 1/100th of a percentage point.) At the end of June

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

2017, the Fed was widely expected to raise interest rates once more this calendar year. This caused short-term interest rates to rise, with the yield on the two-year U.S. Treasury note increasing from 1.19% to 1.38% during the first half of 2017. Seemingly moving in a similar direction, the European Central Bank (ECB) signaled its intention during the semi-annual period to pull back from its accommodative stance, putting pressure on European short-term interest rates. Since many European investors buy U.S. bonds, this put further upward pressure on U.S. short-term interest rates. On the other hand, yields on longer-term U.S. Treasuries were not adversely affected by Fed or ECB policy. The yield on the 10-year U.S. Treasury note declined from 2.44% to 2.27% during the semi-annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
Rising interest rates in the U.S. did not benefit the U.S. dollar relative to other major currencies. On June 30, 2017, the U.S. Dollar Index (‘‘DXY’’) 2 declined to its lowest level since October 2016. Following the U.S. presidential elections, the DXY had risen to its highest level in 14 years, but it declined since, mainly reflecting the potential impact of the new Administration’s protectionist trade policies.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 9.34% during the six months ended June 30, 2017, buoyed by still relatively low interest rates and by positive trends in corporate earnings. International equities, both developed and emerging, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, outperformed the U.S. equity market. The benefit of a broad earnings recovery and ongoing, albeit slow, economic expansion was greater in markets outside of the relatively advanced U.S. market.
As 2017 began, U.S. equities rallied to new highs on the prospect of deregulation following President Trump’s executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally in February 2017 on anticipation of potential U.S. tax reform and by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. After House Republicans were unable to schedule a vote on health care, U.S. equities moved lower. All told, then, for the month of March 2017, U.S. equities were virtually flat.
U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and less political risk in Europe following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic and inflation data appeared to soften. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington, D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid gains during the semi-annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sectors were information technology, health care and consumer discretionary, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index4, posted a return of 2.27% during the semi-annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, while longer-term rates declined due to lower than expected inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates on maturities of three years or less rose during the semi-annual period, while interest rates on maturities of beyond three years declined.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 52 basis points, and the yield on the two-year U.S. Treasury note increased approximately 19 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 17 basis points, and the yield on the 30-year U.S. Treasury bond declined approximately 24 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Corporate bonds, both investment grade and high yield, benefited during the semi-annual period from investors’ preference for risk assets. Consequently, higher rated bonds tended to lag lower rated bonds, and high yield corporate bonds posted the strongest fixed income returns for the six months ended June 30, 2017. Corporate bond supply was not robust enough to meet strong demand, leading to the tightening of most corporate bond subsectors. However, energy-related bond spreads, or yield differentials to U.S. Treasuries, were choppier, as energy prices were more volatile during the semi-annual period. Still, market volatility overall was relatively low in the bond market, with bonds trading in a relatively tight range. U.S. Treasuries were weak performers against this backdrop of spread tightening for risk assets.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, Eulav Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy based upon Value Line, Inc.’s proprietary stock market model and other factors that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in debt securities rated below BBB, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 10.27% during the six months ended June 30, 2017. This compares to the 6.51% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed its blended benchmark during the six-month reporting period. The fixed income portion of the Fund closely tracked the 2.27% return of the Bloomberg Barclays Index, and the equity portion of the Fund outperformed the 9.34% return of the S&P 500® Index during the semi-annual period. Further, the Fund was overweighted in stocks, which performed substantially better than both fixed income and cash during the semi-annual period, and so asset allocation also contributed positively.
During the semi-annual period, growth-oriented stocks outpaced value-oriented stocks. Among value-oriented stocks, the energy and telecommunication services sectors of the S&P 500® Index were particularly lagging, each posting double-digit losses. These trends in the broad U.S. equity market boosted the equity portion of the Fund’s relative results, as the equity portion of the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum and owned no energy or telecommunication services stocks during the six-month reporting period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from having no allocation at all to either the energy or telecommunication services sectors, as each posted negative absolute returns during the semi-annual period. The equity portion of the Fund also enjoyed positive results in all sectors of the S&P 500® Index in which it was invested, except consumer discretionary. In particular, effective stock selection in the health care and industrials sectors boosted the equity portion of the Fund’s relative performance. Having an overweighted allocation to the health care sector, which outpaced the S&P 500® Index during the semi-annual period, added value as well.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary sector. Having an underweight to the strongly performing information technology sector also dampened relative results. Specifically, the equity portion of the Fund was underweighted in Apple and did not own Facebook, each of which posted sizable double-digit gains during the semi-annual period. However, the equity portion of the Fund’s strategy is to invest lower on the capitalization spectrum; it does not typically invest in giant, mega-cap companies.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were two health care-related companies — life science equipment provider Idexx Laboratories and weighing instruments manufacturer

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Mettler-Toledo International — as well as non-hazardous solid waste collection services provider Waste Connections. Each of these companies’ stocks were boosted to robust double-digit gains during the semi-annual period by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Two auto parts retailers within the consumer discretionary sector detracted most from the equity portion of the Fund’s performance during the semi-annual period — AutoZone and O’Reilly Automotive. Each of these company’s stocks experienced double-digit declines in part due to a potential future competitive threat from Amazon. Also, Acuity Brands, which designs, produces and distributes a full range of lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the semi-annual period on weaker than expected operating performance.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, no new names were added to the equity portion of the Fund’s portfolio, but we added to its positions in Teledyne Technologies, which provides electronic subsystems and instrumentation to the aerospace and defense industry, and in Chubb and Arch Capital Group, each an insurance company. In each case, the increased position was based on delivery of stronger than expected earnings and stock price performance.
Among the largest eliminations from the equity portion of the Fund’s portfolio during the semi-annual period were positions in physician management services provider Mednax and full service pharmacy benefit management and specialty managed care company Express Scripts. In each case, the exiting of the position from the equity portion of the Fund’s portfolio was due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
There were no material changes in the equity portion of the Fund’s sector weightings during the six-month period ended June 30, 2017.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care and materials sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials and information technology sectors and was rather neutrally weighted relative to the S&P 500® Index in the consumer discretionary, real estate and consumer staples on the same date. The equity portion of the Fund had no allocation at all to the energy, telecommunication services or utilities sectors on June 30, 2017.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the semi-annual period. We kept the fixed income portion of the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the fixed income portion of the Fund’s modest deviation in duration from that of the Bloomberg Barclays Index resulted in a rather neutral impact. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning detracted from the fixed income portion of the Fund’s performance during the semi-annual period. The fixed income portion of the Fund was modestly underweight the long-term end of the yield curve, or spectrum of maturities, during the semi-annual period. This dampened relative results, as this segment of the yield curve, i.e. securities with maturities of 10 years or more, was the strongest during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries and mortgage-backed securities, added value. Corporate bonds outperformed lower risk securities given the ‘‘risk on’’ environment that dominated during the semi-annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the semi-annual period. Among investment grade corporate bonds, issue selection within the energy industry, added value. Increasing the fixed income portion of the Trust’s exposure to sovereign credits, which performed well, also contributed positively to relative results.
Conversely, while having exposure to the high yield corporate bond sector and having an underweight to U.S. Treasuries overall proved prudent, positioning within each of these sectors detracted. More specifically, within the high yield corporate bond sector, the fixed income portion of the Fund had an emphasis on higher quality BB-rated issues. However, during the semi-annual period, lower quality CCC-rated issues significantly outperformed BB-rated debt. Within the U.S. Treasury sector, the fixed income portion of the Fund had a modest underweight to long-dated securities, which were the best performers along the maturity spectrum during the semi-annual period, and thus such positio•ing hurt. From an issue selection perspective, two retail holdings within the investment grade corporate bond sector — Nordstrom and Kroger — detracted, each posting disappointing returns.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We increased the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the semi-annual period, as we believed that spread product, or non-U.S. Treasury sectors, would continue to perform well amidst still-low levels of interest rates. Also, we believed we would see heightened U.S. inflation due to job growth and accordingly reduced exposure to the long-term end of the U.S. Treasury yield curve. The increased exposure to risk assets proved beneficial; the reduction to the long-term end of the yield curve did not. Also, while turnover within the fixed income portion of the Fund’s portfolio was modest during the semi-annual period, we did add several new sovereign debt issues based on improving fundamentals. These included credits issued by the governments of Peru, Panama and Indonesia. Each of these holdings were positive performers for the fixed income portion of the Fund during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2017?
At the end of June 2017, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds. The fixed income portion of the Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income and rather neutrally weighted to the Bloomberg Barclays Index in securitized products, including asset-backed securities and mortgage-backed securities.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2016, the Fund had weightings of approximately 71% in stocks, 25% in fixed income securities and 4% in cash equivalents. Allocations remained in a narrow range during the semi-annual period such that the Fund ended June 2017 with weightings of approximately 73% in stocks, 24% in fixed income and 3% in cash equivalents. At the end of the semi-annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

long term. In the fixed income portion of the Fund, we intend to maintain a focus on corporate bonds for the second half of the calendar year given the Fed’s and other central bankers’ increasingly hawkish stance and our view that U.S. Treasuries will likely continue to lag spread sectors as a result.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. If, however, stock prices move to new highs or long-term interest rates rise further, the model may well become more neutral toward stocks.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Ten Largest Holdings (As of 6/30/2017) (unaudited)
Issue	Percentage of Net Assets
IDEXX Laboratories, Inc.	3.42%
Mettler-Toledo International, Inc.	2.96%
Waste Connections, Inc.	2.82%
Henry Schein, Inc.	2.22%
SBA Communications Corp. REIT	2.16%
Roper Technologies, Inc.	2.12%
Church & Dwight Co., Inc.	1.98%
O’Reilly Automotive, Inc.	1.95%
AMETEK, Inc.	1.88%
Canadian National Railway Co.	1.85%
Total	23.36%
Equity Sector Weightings vs. Index (As of 6/30/2017) (unaudited)
Percentage of equity securities only

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2017) (unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	11.69%	6.79%	10.38%	6.64%	9.68%
60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index	10.62%	6.76%	9.66%	6.10%	8.30%
S&P 500® Index	17.90%	9.61%	14.63%	7.18%	9.45%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Fund Expenses (unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2017 and held for six months ended June 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,102.70	$4.69	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,050.00	$4.57	0.90%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Schedule of Investments
June 30, 2017 (unaudited)
Shares		Value
Common Stocks — 72.7%
Consumer Discretionary — 7.9%
Distribution & Wholesale — 1.1%
89,000	LKQ Corp.*	$2,932,550
Retail — 6.8%
6,400	AutoZone, Inc.*	3,650,944
20,000	Domino’s Pizza, Inc.	4,230,600
23,400	O’Reilly Automotive, Inc.*	5,118,516
65,000	TJX Companies, Inc. (The)	4,691,050
		17,691,110
		20,623,660
Consumer Staples — 8.5%
Agriculture — 2.5%
28,900	British American Tobacco PLC ADR(1)	1,980,806
70,000	Reynolds American, Inc.	4,552,800
		6,533,606
Beverages — 1.3%
30,000	PepsiCo, Inc.	3,464,700
Food — 1.8%
38,000	General Mills, Inc.	2,105,200
75,000	Hormel Foods Corp.(1)	2,558,250
		4,663,450
Household Products — 2.0%
100,000	Church & Dwight Co., Inc.	5,188,000
Retail — 0.9%
16,000	Costco Wholesale Corp.	2,558,880
		22,408,636
Financials — 1.5%
Insurance — 1.5%
13,500	Arch Capital Group, Ltd.*	1,259,415
18,000	Chubb, Ltd.	2,616,840
		3,876,255
Healthcare — 16.7%
Biotechnology — 0.8%
18,200	Alexion Pharmaceuticals, Inc.*	2,214,394
Electronics — 3.0%
13,200	Mettler-Toledo International, Inc.*	7,768,728
Healthcare Products — 11.0%
11,200	C.R. Bard, Inc.	3,540,432
43,200	Danaher Corp.	3,645,648
50,000	DENTSPLY SIRONA, Inc.	3,242,000
31,800	Henry Schein, Inc.*	5,820,036
55,600	IDEXX Laboratories, Inc.*	8,974,952
20,000	Thermo Fisher Scientific, Inc.	3,489,400
		28,712,468
Pharmaceuticals — 0.8%
50,000	Novo Nordisk A/S ADR	2,144,500
Software — 1.1%
44,200	Cerner Corp.*	2,937,974
		43,778,064
Shares		Value
Industrials — 19.9%
Aerospace & Defense — 3.7%
22,000	General Dynamics Corp.	$4,358,200
10,100	Northrop Grumman Corp.	2,592,771
20,700	Teledyne Technologies, Inc.*	2,642,355
		9,593,326
Commercial Services — 0.8%
48,369	IHS Markit, Ltd.*	2,130,171
Electrical Equipment — 2.9%
13,000	Acuity Brands, Inc.	2,642,640
81,575	AMETEK, Inc.	4,940,997
		7,583,637
Environmental Control — 3.8%
34,000	Stericycle, Inc.*	2,594,880
114,750	Waste Connections, Inc.	7,392,195
		9,987,075
Hand & Machine Tools — 0.4%
7,000	Snap-on, Inc.	1,106,000
Housewares — 1.8%
68,000	Toro Co. (The)	4,711,720
Machinery Diversified — 3.1%
24,100	IDEX Corp.	2,723,541
24,000	Roper Technologies, Inc.	5,556,720
		8,280,261
Transportation — 3.4%
60,000	Canadian National Railway Co.	4,863,000
12,600	J.B. Hunt Transport Services, Inc.	1,151,388
26,000	Union Pacific Corp.	2,831,660
		8,846,048
		52,238,238
Information Technology — 8.7%
Commercial Services — 0.2%
4,900	WEX, Inc.*	510,923
Computers — 1.6%
23,000	Accenture PLC Class A	2,844,640
10,000	Apple, Inc.	1,440,200
		4,284,840
Diversified Financial Services — 1.3%
27,000	MasterCard, Inc. Class A	3,279,150
Electronics — 1.7%
61,200	Amphenol Corp. Class A	4,517,784
Software — 3.9%
19,000	ANSYS, Inc.*	2,311,920
15,000	Fiserv, Inc.*	1,835,100
53,600	Salesforce.com, Inc.*	4,641,760
6,600	Ultimate Software Group, Inc. (The)(1)*	1,386,396
		10,175,176
		22,767,873

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Shares		Value
Common Stocks — 72.7% (Continued)
Materials — 5.2%
Chemicals — 2.1%
44,000	FMC Corp.	$3,214,200
5,100	NewMarket Corp.	2,348,448
		5,562,648
Commercial Services — 1.7%
33,400	Ecolab, Inc.	4,433,850
Housewares — 0.6%
18,000	Scotts Miracle-Gro Co. (The)	1,610,280
Miscellaneous Manufacturers — 0.3%
9,500	AptarGroup, Inc.	825,170
Packaging & Containers — 0.5%
10,000	Ball Corp.	422,100
11,600	Crown Holdings, Inc.*	692,056
		1,114,156
		13,546,104
Real Estate — 1.8%
REITS — 1.8%
36,000	American Tower Corp. REIT	4,763,520
Telecommunication Services — 2.1%
REITS — 2.1%
42,000	SBA Communications Corp. REIT*	5,665,800
Utilities — 0.4%
Gas — 0.4%
29,600	South Jersey Industries, Inc.	1,011,432
Total Common Stocks (Cost $59,511,866)		190,679,582
Principal Amount		Value
Asset-Backed Securities — 0.8%
$200,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	200,039
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	150,212
200,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(2)	200,219
250,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	257,521
175,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	172,950
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	202,153
300,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	301,806
Principal Amount		Value
$100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	$100,747
140,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	141,394
300,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	300,010
Total Asset-Backed Securities (Cost $2,034,157)		2,027,051
Commercial Mortgage-Backed Securities — 1.6%
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,172
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,601
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	250,887
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	465,768
505,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	516,840
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	258,107
59,835	FREMF Mortgage Trust, Series 2013-KF02, Class B, 4.00%, 12/25/45(2)(3)	60,817
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(2)(3)	103,989
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	307,071
400,000	GNMA, Series 2013-12, Class B, 2.15%, 11/16/52(3)	379,983
98,190	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	102,087
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	257,691
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	202,933

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
Commercial Mortgage-Backed Securities — 1.6% (Continued)
$200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	$206,023
122,041	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.11%, 4/25/45(3)	122,356
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	156,151
320,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	327,271
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	209,859
Total Commercial Mortgage-Backed Securities (Cost $4,204,050)		4,135,606
Corporate Bonds & Notes — 11.6%
Basic Materials — 0.4%
Chemicals — 0.2%
230,000	Celanese U.S. Holdings LLC Guaranteed Notes	247,748
200,000	LYB International Finance B.V. Guaranteed Notes	211,896
125,000	NOVA Chemicals Corp. Senior Unsecured Notes(2)	124,375
150,000	Sherwin-Williams Co. (The) Senior Unsecured Notes	157,174
		741,193
Iron & Steel — 0.1%
200,000	Vale Overseas, Ltd. Guaranteed Notes	203,560
Mining — 0.1%
200,000	Glencore Funding LLC Guaranteed Notes(2)	205,218
		1,149,971
Communications — 1.3%
Internet — 0.4%
125,000	Alibaba Group Holding, Ltd. Senior Unsecured Notes	128,963
250,000	Amazon.com, Inc. Senior Unsecured Notes	287,800
150,000	Expedia, Inc. Guaranteed Notes	157,852
150,000	Netflix, Inc. Senior Unsecured Notes	163,687
200,000	Tencent Holdings, Ltd. Senior Unsecured Notes(2)	204,597
		942,899
Principal Amount		Value
Communications — 1.3% (Continued)
Media — 0.6%
$200,000	CBS Corp. Guaranteed Notes	$205,227
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital Senior Secured Notes	216,064
200,000	Comcast Corp. Guaranteed Notes	266,118
250,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Guaranteed Notes	258,758
200,000	Discovery Communications LLC Guaranteed Notes	211,996
150,000	Scripps Networks Interactive, Inc. Senior Unsecured Notes	151,757
150,000	Thomson Reuters Corp. Senior Unsecured Notes	149,759
100,000	Time Warner, Inc. Guaranteed Notes	99,773
150,000	Time Warner, Inc. Guaranteed Notes	151,014
		1,710,466
Telecommunications — 0.3%
200,000	AT&T, Inc. Senior Unsecured Notes	204,521
100,000	Orange SA Senior Unsecured Notes	99,128
250,000	Telefonica Emisiones SAU Guaranteed Notes	268,606
125,000	Verizon Communications, Inc. Senior Unsecured Notes	122,527
		694,782
		3,348,147
Consumer, Cyclical — 1.3%
Auto Manufacturers — 0.3%
580,000	Ford Motor Credit Co. LLC Senior Unsecured Notes	610,218
100,000	General Motors Financial Co., Inc. Guaranteed Notes	101,715
200,000	General Motors Financial Co., Inc. Guaranteed Notes	203,091
		915,024
Auto Parts & Equipment — 0.1%
175,000	Goodyear Tire & Rubber Co. (The) Guaranteed Notes	181,125
150,000	Magna International, Inc. Senior Unsecured Notes	159,454
		340,579

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.6% (Continued)
Consumer, Cyclical — 1.3% (Continued)
Distribution & Wholesale — 0%
$120,000	W.W. Grainger, Inc. Senior Unsecured Notes	$114,546
Home Builders — 0.3%
100,000	CalAtlantic Group, Inc. Guaranteed Notes	110,750
150,000	D.R. Horton, Inc. Guaranteed Notes	155,767
175,000	Lennar Corp. Guaranteed Notes	186,047
150,000	PulteGroup, Inc. Guaranteed Notes	156,375
150,000	Toll Brothers Finance Corp. Guaranteed Notes	155,625
		764,564
Housewares — 0.1%
38,000	Newell Brands, Inc. Senior Unsecured Notes	38,370
75,000	Newell Brands, Inc. Senior Unsecured Notes	90,303
		128,673
Leisure Time — 0.1%
150,000	Royal Caribbean Cruises, Ltd. Senior Unsecured Notes	166,188
Lodging — 0.2%
150,000	Choice Hotels International, Inc. Guaranteed Notes	166,875
250,000	Marriott International, Inc. Senior Unsecured Notes(1)	257,540
		424,415
Retail — 0.2%
125,000	CVS Health Corp. Senior Unsecured Notes	125,156
100,000	Dollar General Corp. Senior Unsecured Notes	105,547
225,000	McDonald’s Corp. MTN Senior Unsecured Notes	236,675
125,000	Sally Holdings LLC/Sally Capital, Inc. Guaranteed Notes	128,594
		595,972
		3,449,961
Consumer, Non-cyclical — 1.6%
Beverages — 0.1%
200,000	Anheuser-Busch InBev Finance, Inc. Guaranteed Notes	225,728
150,000	Dr. Pepper Snapple Group, Inc. Guaranteed Notes	151,231
		376,959
Biotechnology — 0.2%
100,000	Amgen, Inc. Senior Unsecured Notes	102,715
250,000	Celgene Corp. Senior Unsecured Notes	251,433
Principal Amount		Value
Consumer, Non-cyclical — 1.6% (Continued)
$150,000	Gilead Sciences, Inc. Senior Unsecured Notes	$151,432
		505,580
Commercial Services — 0.1%
150,000	Service Corp. International Senior Unsecured Notes	154,500
Food — 0.3%
150,000	JM Smucker Co. (The) Guaranteed Notes	156,786
100,000	Kellogg Co. Senior Unsecured Notes	99,711
150,000	Sysco Corp. Guaranteed Notes	155,501
100,000	Tyson Foods, Inc. Senior Unsecured Notes	101,167
200,000	Wm Wrigley Jr Co. Senior Unsecured Notes(2)	200,353
		713,518
Healthcare Products — 0.1%
100,000	Abbott Laboratories Senior Unsecured Notes	100,196
125,000	Becton Dickinson and Co. Senior Unsecured Notes	125,391
100,000	Edwards Lifesciences Corp. Senior Unsecured Notes	100,934
		326,521
Healthcare Services — 0.3%
100,000	DaVita, Inc. Guaranteed Notes	102,750
200,000	HCA, Inc. Guaranteed Notes	210,960
175,000	Humana, Inc. Senior Unsecured Notes	182,377
100,000	LifePoint Health, Inc. Guaranteed Notes	103,500
100,000	NYU Hospitals Center Secured Notes	110,033
100,000	Quest Diagnostics, Inc. Senior Unsecured Notes	101,564
50,000	UnitedHealth Group, Inc. Senior Unsecured Notes	55,081
		866,265
Pharmaceuticals — 0.5%
250,000	AbbVie, Inc. Senior Unsecured Notes	255,016
104,000	Actavis Funding SCS Guaranteed Notes	104,434
100,000	Allergan Funding SCS Guaranteed Notes	100,607
210,000	AmerisourceBergen Corp. Senior Unsecured Notes	212,415
200,000	Express Scripts Holding Co. Guaranteed Notes	216,129
100,000	Shire Acquisitions Investments Ireland DAC Guaranteed Notes	99,117

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.6% (Continued)
Consumer, Non-cyclical — 1.6% (Continued)
$200,000	Teva Pharmaceutical Finance Netherlands III B.V. Guaranteed Notes	$196,332
100,000	Zoetis, Inc. Senior Unsecured Notes	102,489
		1,286,539
		4,229,882
Energy — 1.1%
Oil & Gas — 0.5%
250,000	Chevron Corp. Senior Unsecured Notes	250,422
100,000	Concho Resources, Inc. Guaranteed Notes	102,750
120,000	Devon Energy Corp. Senior Unsecured Notes	116,344
150,000	Occidental Petroleum Corp. Senior Unsecured Notes	159,009
100,000	Occidental Petroleum Corp. Senior Unsecured Notes	100,904
175,000	Shell International Finance B.V. Guaranteed Notes	167,313
125,000	Tesoro Corp. Guaranteed Notes(2)	136,028
200,000	Valero Energy Corp. Senior Unsecured Notes	247,020
		1,279,790
Pipelines — 0.6%
150,000	Energy Transfer Partners L.P. Senior Unsecured Notes	166,810
250,000	Enterprise Products Operating LLC Guaranteed Notes(1)	292,628
150,000	Kinder Morgan Energy Partners L.P. Guaranteed Notes	151,020
150,000	Magellan Midstream Partners L.P. Senior Unsecured Notes	146,465
250,000	MPLX L.P. Senior Unsecured Notes	250,851
175,000	Sabine Pass Liquefaction LLC Senior Secured Notes	195,587
200,000	Spectra Energy Partners L.P. Senior Unsecured Notes	214,891
125,000	Williams Partners L.P. Senior Unsecured Notes	123,728
		1,541,980
		2,821,770
Financial — 4.0%
Banks — 2.0%
250,000	Australia & New Zealand Banking Group Ltd. Subordinated Notes(2)	261,152
100,000	Banco Bilbao Vizcaya Argentaria S.A. Senior Unsecured Notes	101,901
150,000	Bancolombia S.A. Senior Unsecured Notes	165,615
Principal Amount		Value
Financial — 4.0% (Continued)
$200,000	Bank of America Corp. MTN Senior Unsecured Notes	$209,574
300,000	Bank of America Corp. MTN, Series L Senior Unsecured Notes	309,421
200,000	Barclays PLC Senior Unsecured Notes	205,603
200,000	BPCE S.A. Guaranteed Notes	201,781
150,000	Canadian Imperial Bank of Commerce Senior Unsecured Notes	149,676
200,000	Capital One Financial Corp. Senior Unsecured Notes	204,366
116,000	Citigroup, Inc. Subordinated Notes	131,263
200,000	Citigroup, Inc. Senior Unsecured Notes	202,027
250,000	Cooperatieve Rabobank UA Guaranteed Notes	261,103
150,000	Fifth Third Bancorp Senior Unsecured Notes	153,117
150,000	Goldman Sachs Group, Inc. (The) Subordinated Notes	194,706
200,000	Goldman Sachs Group, Inc. (The) Senior Unsecured Notes	203,650
200,000	HSBC Holdings PLC Senior Unsecured Notes	217,817
500,000	JPMorgan Chase & Co. Senior Unsecured Notes	509,784
200,000	Lloyds Banking Group PLC Senior Unsecured Notes	200,793
500,000	Morgan Stanley GMTN Senior Unsecured Notes	554,427
100,000	Santander Holdings USA, Inc. Senior Unsecured Notes	99,745
100,000	UBS AG GMTN Senior Unsecured Notes	100,594
250,000	US Bancorp MTN Subordinated Notes	259,679
250,000	Wells Fargo & Co. Senior Unsecured Notes	253,502
		5,151,296
Diversified Financial Services — 0.9%
210,000	Ally Financial, Inc. Senior Unsecured Notes	215,250
250,000	American Express Co. Senior Unsecured Notes(3)	250,972
250,000	Ameriprise Financial, Inc. Senior Unsecured Notes	242,735
150,000	BlackRock, Inc., Series 2 Senior Unsecured Notes	161,058
175,000	CIT Group, Inc. Senior Unsecured Notes	188,563

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.6% (Continued)
Financial — 4.0% (Continued)
$250,000	Discover Financial Services Senior Unsecured Notes	$253,871
250,000	International Lease Finance Corp. Senior Secured Notes(2)	264,587
250,000	Nomura Holdings, Inc. GMTN Senior Unsecured Notes	252,502
250,000	Stifel Financial Corp. Senior Unsecured Notes	254,520
150,000	Synchrony Financial Senior Unsecured Notes	152,115
100,000	Synchrony Financial Senior Unsecured Notes	102,713
		2,338,886
Insurance — 0.4%
150,000	Aflac, Inc. Senior Unsecured Notes	152,133
150,000	American International Group, Inc. Senior Unsecured Notes	164,588
250,000	Berkshire Hathaway, Inc. Senior Unsecured Notes	266,148
200,000	CNA Financial Corp. Senior Unsecured Notes	207,461
150,000	XLIT Ltd. Guaranteed Notes	167,890
		958,220
REITS — 0.7%
150,000	American Tower Corp. Senior Unsecured Notes(1)	146,759
250,000	AvalonBay Communities, Inc. GMTN Senior Unsecured Notes	254,185
200,000	Boston Properties L.P. Senior Unsecured Notes	188,834
200,000	Crown Castle International Corp. Senior Unsecured Notes	212,433
100,000	Digital Realty Trust L.P. Guaranteed Notes	108,305
250,000	EPR Properties Guaranteed Notes	267,240
150,000	Hospitality Properties Trust Senior Unsecured Notes	156,104
250,000	Host Hotels & Resorts L.P. Senior Unsecured Notes	271,868
150,000	Weyerhaeuser Co. Senior Unsecured Notes	188,256
100,000	Weyerhaeuser Co. Senior Unsecured Notes	110,928
		1,904,912
		10,353,314
Principal Amount		Value
Industrial — 0.6%
Building Materials — 0.1%
$150,000	Owens Corning Guaranteed Notes	$147,766
Electronics — 0.1%
100,000	Allegion PLC Guaranteed Notes	107,250
100,000	Amphenol Corp. Senior Unsecured Notes	105,944
		213,194
Machinery Diversified — 0%
100,000	Briggs & Stratton Corp. Guaranteed Notes	110,250
Miscellaneous Manufacturer — 0.1%
170,000	Textron, Inc. Senior Unsecured Notes	174,628
Packaging & Containers — 0.1%
150,000	Ball Corp. Guaranteed Notes(1)	165,562
150,000	Packaging Corp. of America Senior Unsecured Notes	152,955
		318,517
Transportation — 0.2%
100,000	FedEx Corp. Guaranteed Notes	105,043
500,000	Union Pacific Corp. Senior Unsecured Notes(1)	511,808
		616,851
		1,581,206
Technology — 0.5%
Computers — 0.1%
250,000	Apple, Inc. Senior Unsecured Notes	254,568
100,000	Apple, Inc. Senior Unsecured Notes	106,062
		360,630
Semiconductors — 0.2%
150,000	Intel Corp. Senior Unsecured Notes	158,716
100,000	Intel Corp. Senior Unsecured Notes	103,524
100,000	QUALCOMM, Inc. Senior Unsecured Notes	102,785
		365,025
Software — 0.2%
125,000	Cadence Design Systems, Inc. Senior Unsecured Notes	129,841
150,000	Microsoft Corp. Senior Unsecured Notes	166,901
250,000	Microsoft Corp. Senior Unsecured Notes	240,594
		537,336
		1,262,991

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.6% (Continued)
Utilities — 0.8%
Electric — 0.8%
$500,000	Commonwealth Edison Co.	$526,121
100,000	Consolidated Edison Co. of New York, Inc. Senior Unsecured Notes	110,022
100,000	Consumers Energy Co.	101,376
250,000	Duke Energy Corp. Senior Unsecured Notes	237,494
150,000	Exelon Generation Co. LLC Senior Unsecured Notes	159,324
150,000	FirstEnergy Corp. Series A, Senior Unsecured Notes	149,858
175,000	ITC Holdings Corp. Senior Unsecured Notes	172,145
100,000	Pacific Gas & Electric Co. Senior Unsecured Notes	99,307
150,000	PSEG Power LLC Guaranteed Notes(1)	158,103
175,000	Southern Co. (The) Senior Unsecured Notes	177,036
200,000	Southern Co. (The) Senior Unsecured Notes	198,718
		2,089,504
Gas — 0.0%
100,000	National Fuel Gas Co. Senior Unsecured Notes	106,502
		2,196,006
Total Corporate Bonds & Notes (Cost $29,799,379)		30,393,248
Foreign Government Obligations — 0.4%
125,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25	128,885
275,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	284,762
100,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	105,000
75,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	81,563
175,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	176,729
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	267,376
Total Foreign Government Obligations (Cost $1,014,876)		1,044,315
Principal Amount		Value
Long-Term Municipal Securities — 0.8%
$100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	$102,602
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	108,009
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	179,961
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	253,445
400,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	407,356
130,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	160,850
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	282,485
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	112,008
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	123,431
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	149,051
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	82,420
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	111,426
Total Long-Term Municipal Securities (Cost $2,010,312)		2,073,044

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 5.0%
$107,610	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	$106,104
142,305	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	152,953
38,426	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	39,649
199,842	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	208,270
284,986	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	292,886
245,242	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	258,128
59,079	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	60,953
22,124	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	22,829
3,557	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	3,677
16,068	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	16,833
69,425	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	71,350
17,144	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	17,848
5,650	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	5,794
127,813	FHLMC Pool #A96409, 3.50%, 1/1/41	131,903
250,000	FNMA, 2.63%, 9/6/24	256,492
91,836	FNMA Pool #254733, 5.00%, 4/1/23	100,256
207,596	FNMA Pool #255667, 5.00%, 3/1/25	226,630
2,570	FNMA Pool #745275, 5.00%, 2/1/36	2,822
8,846	FNMA Pool #890112, 4.00%, 4/1/24	9,273
158,025	FNMA Pool #890236, 4.50%, 8/1/40	170,930
5,425	FNMA Pool #910242, 5.00%, 3/1/37	5,923
5,755	FNMA Pool #975116, 5.00%, 5/1/38	6,283
262,645	FNMA Pool #995245, 5.00%, 1/1/39	286,726
222,318	FNMA Pool #AA7720, 4.00%, 8/1/39	234,892
106,462	FNMA Pool #AB1259, 5.00%, 7/1/40	116,464
77,559	FNMA Pool #AB2814, 4.50%, 4/1/41	83,886
53,663	FNMA Pool #AB3218, 3.50%, 7/1/31	55,565
260,561	FNMA Pool #AB4449, 4.00%, 2/1/42	274,952
355,483	FNMA Pool #AB5472, 3.50%, 6/1/42	366,774
222,880	FNMA Pool #AB6286, 2.50%, 9/1/27	225,527
Principal Amount		Value
$321,124	FNMA Pool #AB8144, 5.00%, 4/1/37	$352,303
126,652	FNMA Pool #AD2351, 4.00%, 3/1/25	133,251
391,146	FNMA Pool #AD6374, 5.00%, 5/1/40	427,468
18,834	FNMA Pool #AD7992, 4.50%, 7/1/40	20,360
2,761	FNMA Pool #AD8255, 4.50%, 9/1/40	2,986
4,605	FNMA Pool #AE0385, 4.00%, 9/1/40	4,863
3,754	FNMA Pool #AE1428, 4.50%, 8/1/40	4,051
4,288	FNMA Pool #AE5024, 4.00%, 12/1/40	4,527
67,196	FNMA Pool #AE5984, 4.50%, 10/1/40	72,671
71,443	FNMA Pool #AH3226, 5.00%, 2/1/41	78,082
300,695	FNMA Pool #AH4865, 4.50%, 2/1/41	324,891
122,635	FNMA Pool #AH5434, 4.50%, 4/1/41	131,535
74,795	FNMA Pool #AH6087, 4.50%, 3/1/41	80,649
66,471	FNMA Pool #AH6186, 4.00%, 2/1/41	70,160
7,156	FNMA Pool #AH6851, 4.50%, 4/1/41	7,676
181,787	FNMA Pool #AH8932, 4.50%, 4/1/41	196,650
96,020	FNMA Pool #AI1019, 4.50%, 5/1/41	103,687
109,675	FNMA Pool #AI1105, 4.50%, 4/1/41	118,634
65,651	FNMA Pool #AI3009, 4.00%, 6/1/26	68,697
302,509	FNMA Pool #AI3052, 3.50%, 7/1/26	314,947
20,290	FNMA Pool #AI5737, 4.50%, 6/1/41	21,953
190,887	FNMA Pool #AJ6932, 3.00%, 11/1/26	196,464
263,792	FNMA Pool #AO2961, 4.00%, 5/1/42	278,361
71,072	FNMA Pool #AO4137, 3.50%, 6/1/42	73,329
47,281	FNMA Pool #AO4299, 3.50%, 8/1/42	48,775
16,535	FNMA Pool #AO6770, 3.50%, 6/1/42	17,057
759,079	FNMA Pool #AP1340, 3.50%, 7/1/42	782,812
265,056	FNMA Pool #AQ0287, 3.00%, 10/1/42	266,180

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 5.0% (Continued)
$51,071	FNMA Pool #AS3654, 4.50%, 10/1/44	$54,796
71,705	FNMA Pool #AS3789, 4.50%, 11/1/44	76,968
76,597	FNMA Pool #AS6205, 3.50%, 11/1/45	78,718
312,693	FNMA Pool #AT0969, 3.00%, 4/1/43	313,918
801,574	FNMA Pool #AT8849, 4.00%, 6/1/43	844,452
165,480	FNMA Pool #AU6043, 3.00%, 9/1/43	165,662
258,156	FNMA Pool #AU7025, 3.00%, 11/1/43	259,158
219,158	FNMA Pool #AU8070, 3.50%, 9/1/43	225,604
231,535	FNMA Pool #AU8846, 3.00%, 11/1/43	232,431
62,449	FNMA Pool #AV0225, 4.50%, 10/1/43	67,022
175,054	FNMA Pool #AW5055, 3.50%, 7/1/44	180,630
110,856	FNMA Pool #AX1138, 3.50%, 9/1/44	113,926
102,151	FNMA Pool #AY2728, 2.50%, 2/1/30	103,046
231,303	FNMA Pool #AY5005, 4.00%, 3/1/45	243,264
61,545	FNMA Pool #AY9397, 4.00%, 10/1/45	64,728
100,536	FNMA Pool #MA0799, 4.00%, 7/1/26	105,302
151,986	GNMA, 3.00%, 4/16/39	155,062
348,524	GNMA II Pool #MA1090, 3.50%, 6/20/43	362,526
173,147	GNMA II Pool #MA1520, 3.00%, 12/20/43	175,565
80,001	GNMA II Pool #MA2445, 3.50%, 12/20/44	82,993
870,380	GNMA Pool #4016, 5.50%, 8/20/37	961,308
151,483	GNMA Pool #650494, 5.50%, 1/15/36	170,263
127,684	GNMA Pool #MA1375, 3.50%, 10/20/43	132,814
Total U.S. Government Agency Obligations (Cost $12,976,914)		13,185,747
Principal Amount		Value
U.S. Treasury Obligations — 3.5%
$1,250,000	U.S. Treasury Bonds, 6.13%, 11/15/27	$1,688,184
75,000	U.S. Treasury Bonds, 5.25%, 11/15/28	96,551
70,000	U.S. Treasury Bonds, 4.38%, 2/15/38	89,187
590,000	U.S. Treasury Bonds, 4.50%, 5/15/38	763,935
700,000	U.S. Treasury Bonds, 4.38%, 5/15/40	893,375
670,000	U.S. Treasury Bonds, 2.88%, 5/15/43	676,491
170,000	U.S. Treasury Bonds, 3.38%, 5/15/44	187,804
100,000	U.S. Treasury Bonds, 3.13%, 8/15/44	105,652
80,000	U.S. Treasury Bonds, 2.50%, 2/15/46	74,462
50,000	U.S. Treasury Bonds, 2.50%, 5/15/46	46,518
150,000	U.S. Treasury Bonds, 2.25%, 8/15/46	132,059
100,000	U.S. Treasury Notes, 0.88%, 10/15/17	99,939
150,000	U.S. Treasury Notes, 2.63%, 4/30/18	151,635
300,000	U.S. Treasury Notes, 1.38%, 9/30/18	300,117
400,000	U.S. Treasury Notes, 1.75%, 10/31/18	402,234
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	99,129
500,000	U.S. Treasury Notes, 1.50%, 10/31/19	500,664
150,000	U.S. Treasury Notes, 1.38%, 12/15/19	149,684
300,000	U.S. Treasury Notes, 1.38%, 3/31/20	298,887
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	350,410
300,000	U.S. Treasury Notes, 2.63%, 8/15/20	309,410
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	152,414
200,000	U.S. Treasury Notes, 2.00%, 11/30/20	202,352
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	100,750
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	149,361
100,000	U.S. Treasury Notes, 1.63%, 8/15/22	98,652
100,000	U.S. Treasury Notes, 1.75%, 9/30/22	99,098
350,000	U.S. Treasury Notes, 1.63%, 4/30/23	342,535
50,000	U.S. Treasury Notes, 2.50%, 8/15/23	51,314
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	297,762
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	102,457
250,000	U.S. Treasury Notes, 2.38%, 8/15/24	253,808
Total U.S. Treasury Obligations (Cost $8,489,969)		9,266,830

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
Shares		Value
Short-Term Investments — 6.2%
Money Market Funds — 6.2%
9,393,484	State Street Institutional U.S. Government Money Market Fund, Premier Class	$9,393,484
7,047,050	State Street Navigator Securities Lending Government Money Market Portfolio(4)	7,047,050
Total Short-Term Investments (Cost $16,440,534)		16,440,534
Total Investments — 102.6% (Cost $136,482,057)		$269,245,957
Excess Of Liabilities Over Cash And Other Assets — (2.6)%		(6,940,703)
Net Assets — 100.0%		$262,305,254
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $6,907,471.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $6,907,471 were out on loan in exchange for $7,047,050 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$190,679,582	$—	$—	$190,679,582
Asset-Backed Securities	—	2,027,051	—	2,027,051
Commercial Mortgage-Backed Securities	—	4,135,606	—	4,135,606
Corporate Bonds & Notes*	—	30,393,248	—	30,393,248
Foreign Government Obligations	—	1,044,315	—	1,044,315
Long-Term Municipal Securities*	—	2,073,044	—	2,073,044
U.S. Government Agency Obligations	—	13,185,747	—	13,185,747
U.S. Treasury Obligations	—	9,266,830	—	9,266,830
Short-Term Investments	16,440,534	—	—	16,440,534
Total Investments in Securities	$207,120,116	$62,125,841	$—	$269,245,957

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

June 30, 2017 (unaudited)
ASSETS:
Investment securities, at value (Cost – $ 136,482,057) (securities on loan, at value, $6,907,471)	$269,245,957
Cash	16,178
Interest and dividends receivable	630,054
Receivable for securities sold	137,903
Prepaid expenses	12,377
Receivable for securities lending income	8,169
Receivable for fund shares sold	412
Total Assets	270,051,050
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	7,047,050
Payable for securities purchased	270,235
Payable for fund shares redeemed	139,474
Accrued expenses:
Advisory fee	109,363
Service and distribution plan fees	59,056
Directors' fees and expenses	11,211
Other	109,407
Total Liabilities	7,745,796
Net Assets	$262,305,254
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 12,040,547 shares)	$120,405
Additional paid-in capital	95,741,847
Undistributed net investment income	2,312,364
Accumulated net realized gain on investments and foreign currency	31,366,738
Net unrealized appreciation of investments	132,763,900
Net Assets	$262,305,254
Net Asset Value Per Outstanding Share ($262,305,254 ÷ 12,040,547 shares outstanding)	$21.79

For the Six Months Ended June 30, 2017 (unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $14,556)	$1,041,375
Interest	980,924
Securities lending income	30,402
Total Income	2,052,701
Expenses:
Advisory fee	649,101
Service and distribution plan fees	519,281
Auditing and legal fees	81,737
Custodian and accounting fees	44,764
Directors’ fees and expenses	21,109
Printing and postage	8,877
Professional fees	8,692
Insurance	8,132
Registration and filing fees	2,321
Other	3,000
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	1,347,014
Less: Service and Distribution Plan Fees Waived	(173,804)
Net Expenses	1,173,210
Net Investment Income	879,491
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	9,922,520
Foreign currency translations	570
9,923,090
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	14,712,458
Foreign currency translations	202
14,712,660
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	24,635,750
Net Increase in Net Assets from Operations	$25,515,241

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2017 (unaudited)	December 31, 2016
Operations:
Net investment income	$879,491	$1,435,200
Net realized gain on investments and foreign currency	9,923,090	21,441,907
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	14,712,660	(8,727,970)
Net increase in net assets from operations	25,515,241	14,149,137
Distributions to Shareholders from:
Net investment income	—	(1,582,422)
Net realized gain from investment transactions	—	(26,317,705)
Total distributions	—	(27,900,127)
Share Transactions:
Proceeds from sale of fund shares	883,992	5,035,892
Proceeds from reinvestment of dividends and distributions to shareholders	—	27,900,128
Cost of fund shares redeemed	(18,930,214)	(35,329,198)
Net decrease in net assets from fund share transactions	(18,046,222)	(2,393,178)
Total increase/(decrease) in net assets	7,469,019	(16,144,168)
NET ASSETS:
Beginning of period	254,836,235	270,980,403
End of period	$262,305,254	$254,836,235
Undistributed net investment income included in net assets, at end of period	$2,312,364	$1,432,873

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.76	$20.87	$22.17	$23.17	$20.87	$18.52
Income/(loss) from investment operations:
Net investment income	0.08	0.12	0.14	0.15	0.12	0.19
Net gains/(losses) on securities (both realized and unrealized)	1.95	1.05	0.08	1.70	4.22	2.64
Total from investment operations	2.03	1.17	0.22	1.85	4.34	2.83
Less distributions:
Dividends from net investment income	—	(0.13)	(0.16)	(0.11)	(0.19)	(0.13)
Distributions from net realized gains	—	(2.15)	(1.36)	(2.74)	(1.85)	(0.35)
Total distributions	—	(2.28)	(1.52)	(2.85)	(2.04)	(0.48)
Net asset value, end of period	$21.79	$19.76	$20.87	$22.17	$23.17	$20.87
Total return*	10.27%(1)	5.51%	0.88%	8.51%	21.63%	15.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$262,305	$254,836	$270,980	$323,884	$344,502	$321,828
Ratio of gross expenses to average net assets(2)	1.04%(3)	1.05%	1.04%	1.03%	1.03%	1.04%
Ratio of net expenses to average net assets(4)	0.90%(3)	0.92%	0.90%	0.88%	0.88%	0.89%
Ratio of net investment income to average net assets	0.68%(3)	0.54%	0.53%	0.62%	0.48%	0.84%
Portfolio turnover rate	4%(1)	10%	6%	15%	17%	24%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Annualized.

(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements

June 30, 2017 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line Strategic Asset Management Trust seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV’’) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ’’) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE’’) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended June 30, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2017, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

At period end, the Fund was not invested in joint repurchase agreements.
As of June 30, 2017, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$6,907,471	$7,047,050	$7,066,625

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2017.
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,043,300	$—	$—	$—	$6,043,300
Corporate Bonds & Notes	1,003,750	$—	$—	$—	1,003,750
Total Borrowings	$7,047,050	$—	$—	$—	$7,047,050
Gross amount of recognized liabilities for securities lending transactions					$7,047,050

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Shares sold	42,516	246,301
Shares issued to shareholders in reinvestment of dividends and distributions	—	1,402,721
Shares redeemed	(901,512)	(1,733,925)
Net decrease	(858,996)	(84,903)
Dividends per share from net investment income	$—	$0.1290
Distributions per share from net realized gains	$—	$2.1461

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2017 (unaudited)
PURCHASES:
U.S. Treasury & Government Agency Obligations	$2,011,404
Other Investment Securities	9,023,106
Total Purchases	$11,034,510
SALES:
U.S. Treasury & Government Agency Obligations	$2,315,316
Other Investment Securities	20,308,582
Total Sales	$22,623,898

4.
Income Taxes

At June 30, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$136,482,057
Gross tax unrealized appreciation	$133,127,786
Gross tax unrealized depreciation	(363,886)
Net tax unrealized appreciation on investments	$132,765,737

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $649,101 was paid or payable to the Adviser for the six months ended June 30, 2017. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2017, fees amounting to $519,281, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year periods. For the six months ended June 30, 2017, the fees waived amounted to $173,804. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

6.
New Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (“SEC’’) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations. Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST, A SERIES OF THE
VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the ‘‘1940 Act’’) requires the Board of Trustees, including a majority of Trustees who are not ‘‘interested persons,’’ as that term is defined in the 1940 Act (the ‘‘Independent Trustees’’), of the Value Line Funds Variable Trust (the ‘‘Trust’’) to annually consider the continuance of the investment advisory agreement (the ‘‘Agreement’’) between EULAV Asset Management (the ‘‘Adviser’’) and the Value Line Strategic Asset Management Trust (the ‘‘Fund’’), a series of the Trust.
As part of the process in considering the continuance of the Agreement, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the ‘‘Category’’) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (‘‘Morningstar’’)), and the Fund’s more narrow peer group of comparable funds (the ‘‘Peer Group’’) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the ‘‘Distributor’’)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Allocation — 70% to 85% Equity category. In the prior year, Morningstar classified the Fund within its Aggressive Allocation category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 13 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale;

and (e) potential ‘‘fall-out’’ benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2017 and discussed with the Adviser the reasons for the underperformance, which included security selection. The Board further noted that the Fund’s performance was greater than that of the Peer Group and Category medians, but not the benchmark index, for the three-year period ended March 31, 2017. The Board also noted that the Fund’s performance for the five-year and ten-year periods ended March 31, 2017 was above the performance of the Peer Group and Category medians and the benchmark index.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Fund as part of its fee under its Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category do not include the adviser’s provision or bearing the costs of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under the Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than both the advisory fee and management (i.e., the combined advisory, fund accounting and administrative) fee rates of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category for the most recent fiscal year for which audited financial data is available. The Board noted that both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group, the Fund’s expense ratio was less than that of the Peer Group median. The Board also noted the Fund’s expense ratio was slightly greater than the Category median before giving effect to fee waivers applicable to the Fund and certain funds in the Category, but less than that of the Category median after giving effect to such waivers. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2019. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential ‘‘fall-out’’ benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 7, 2017